UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):

October 16, 2013

Commission File Number: 0-29923

CUI Global, Inc.

(Name of Small Business Issuer in Its Charter)

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Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2013, our wholly owned subsidiary, CUI, Inc., entered into an addendum to the Distributorship Agreement with Digi-Key Corporation dated May 15, 2013.

Exhibit Number             Description

99.1      Addendum to May 15, 2013 Distributorship Agreement with Digi-Key Corporation

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 25th day of October 2013.

CUI Global, Inc.
By:	/s/ William J. Clough
William J. Clough, CEO/President